                       SECURITIES EXCHANGE AND COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 5, 1999



                                URS Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-7567                                94-1381538
        (Commission File No.)           (I.R.S. Employer Identification No.)


                       100 California Street, Suite 500,
                     San Francisco, California  94111-4529
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (415) 774-2700

Item 5.   Other Events

URS Corporation ("URS") and Dames & Moore Group ("Dames & Moore") announced on May 5, 1999 that they have signed a definitive agreement under which URS will acquire Dames & Moore for $16 per share in cash, or a total of approximately $300 million, plus the assumption of approximately $300 million of debt for a total transaction value of $600 million. URS expects to commence a tender offer for all of Dames & Moore's common shares on or before May 11, 1999. Following the close of the tender offer, Dames & Moore will merge with a subsidiary of URS. The transaction is subject to the expiration or early termination of the appropriate waiting period under the Hart-Scott-Rodino Act, the receipt of a majority of Dames & Moore's shares in the tender and typical funding conditions.

URS has arranged for firm commitments to finance the transaction with a combination of $550 million of senior bank debt arranged by Wells Fargo Bank, N.A., $200 million of subordinated debt underwritten by Morgan Stanley Dean Witter and $100 million from a private placement of preferred stock with Richard
C. Blum & Associates. Financing proceeds in excess of the purchase price will be used to repay existing URS and Dames & Moore debt and for working capital purposes.

Item 7.    Financial Statements and Exhibits

       (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

        Exhibit Number          Exhibit

        2.1 Agreement and Plan of Merger, dated May 5, 1999, among Dames & Moore Group, URS Corporation and Demeter Acquisition Corporation

        2.2 Commitment Letter, dated May 3, 1999, from Wells Fargo Bank, N.A. to URS Corporation

        2.3 Commitment Letter, dated May 3, 1999, from Morgan Stanley & Co. Incorporated to URS Corporation

        2.4 Securities Purchase Agreement, dated May 5, 1999, by and between RCBA Strategic Partners, L.P. and URS Corporation

        99.1                    Press Release, dated May 5, 1999

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      URS Corporation

Dated:  May 6, 1999             By:  /s/ Kent P. Ainsworth
                                     ---------------------
                                     Kent P. Ainsworth
                                     Executive Vice President
                                     Chief Financial Officer and Secretary

                                 EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------
2.1 Agreement and Plan of Merger, dated May 5, 1999, among Dames & Moore Group, URS Corporation and Demeter Acquisition Corporation

2.2 Commitment Letter, dated May 3, 1999, from Wells Fargo Bank, N.A. to URS Corporation

2.3 Commitment Letter, dated May 3, 1999, from Morgan Stanley & Co. Incorporated to URS Corporation

2.4 Securities Purchase Agreement, dated May 5, 1999, by and between RCBA Strategic Partners, L.P. and URS Corporation

99.1      Press Release, dated May 5, 1999